SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2007

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                                   LION, Inc.
             (Exact name of registrant as specified in its charter)


            Washington                     0-25159              91-2094375
(State or other jurisdiction of   (Commission file number)    (IRS employer
          incorporation)                                  identification number)

      4700-42nd Ave. SW, Suite 430 Seattle, WA                    98116
      (Address of principal executive offices)                  (Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On March 26, 2007, LION accepted the resignation of Randall D. Miles, its Chairman and Chief Executive Officer, effective as of April 1, 2007 (the "Resignation Date"). Until the Resignation Date, LION will continue to pay Mr. Miles the salary and benefits contemplated under the employment agreement he entered into with the Company on December 11, 2006 ("Employment Agreement"). After the Resignation Date, for a six-month term Mr. Miles will provide certain consulting services to the Company. During the six-month consulting period LION will provide to Mr. Miles compensation in an amount equal to Miles' salary under the Employment Agreement and continued coverage of certain employee benefits.

Appointment of David Stedman as Interim Chief Executive Officer
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         LION's Board of Directors has appointed David Stedman, President, former CEO and a director of LION since 2002, as the interim Chief Executive Officer, beginning April 2, 2007, until a successor candidate is identified.

         David Stedman has been a director since August 2002 and has served as President since June 2005. Previously, Mr. Stedman served as President of LION from January 2001 to December 2003, as Chief Executive Officer from August 2002 to December 2003, and as Co-President from December 2003 to May 2005. Mr. Stedman joined LionInc.com, the former subsidiary of LION, in May 1999 as Vice President of Marketing and Sales. He served as its COO from January 2000 and as its President from October 2000 until its merger with the Company. From 1989 to 1999 Mr. Stedman was a Vice President/Director of Marketing for Safeco Properties, a real estate development subsidiary of Safeco Insurance.

         Mr. Stedman is compensated in accordance with his employment agreement with the Company dated June 1, 2004 (a copy of which is filed as exhibit 10.10 to LION's Annual Report on Form 10-KSB for the fiscal year ended December 31,
2004). Mr. Stedman's compensation arrangements are described in LION's Form 10-KSB for the fiscal year ended December 31, 2006, which description is incorporated herein by reference. (See Item 10 - Executive Compensation, including Narrative to Summary Compensation Table.) Mr. Stedman is not a party to any transaction with the Company or its subsidiary in which he had a direct or indirect material interest requiring disclosure under this Item.

         A copy of the Company's press release announcing Mr. Miles' resignation and the interim appointment of Mr. Stedman is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01     Financial Statements and Exhibits

       (c)  Exhibits.



Exhibit No.    Description
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    99.1       Press Release dated March 30, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LION, Inc.
                                     (Registrant)


Date: March 30, 2007


                                     By:    /s/ Randall D. Miles
                                            --------------------
                                            Randall D. Miles
                                            Chief Executive Officer